AMENDMENT NUMBER ONE
                                          TO
                              AVONDALE INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective September 1, 1985; said Plan has been amended from time to time; said Plan was amended and restated effective January 1, 1989 and executed December 28, 1994;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan as set forth herein;

               NOW, THEREFORE, as authorized by Section 11.1, the Plan is hereby amended, as follows:

                                          I.

               The second sentence of the fourth paragraph of Section 10.4 is amended effective March 30, 1995 to read as follows:

                    Within a reasonable time before any shareholder meeting, the Committee shall provide the Participant with a form necessary to indicate his vote as to any specific or general matter to be considered by the stockholders at such meeting.

                                         II.

               Except as herein amended, the Plan shall remain in full force and effect.

               EXECUTED in multiple originals in Avondale, Louisiana, this 5th day of April, 1995.


                                             AVONDALE INDUSTRIES, INC

                                           BY:  /s/ Thomas. M. Kitchen
                                                ----------------------
                                                  Thomas M. Kitchen,
                                                   Secretary



          ATTEST

          /s/ Jackie H. Walker
          --------------------
          Jackie H. Walker
 	  (Corporate Seal)

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number One to the Avondale Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

                                             /s/ Thomas M. Kitchen
                                             ---------------------
                                             Thomas M. Kitchen




          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 7th DAY
          OF APRIL, 1995.

          /s/ A. Blomkalns
          ----------------
          A. Blomkalns

          NOTARY PUBLIC

                                 AMENDMENT NUMBER ONE
                                          TO
                              AVONDALE INDUSTRIES, INC.
                       EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT

               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Trust Agreement (the "Trust") effective September 1, 1985; said Trust has been amended from time to time; said Plan was amended and restated effective January 1, 1994 and executed December 28, 1994;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Trust by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Trust as herein provided;

               NOW, THEREFORE, as authorized by Section 8.1, the Trust is hereby amended, as follows:

                                          I.

               The second sentence of Article XI, Section 9.6, is amended, effective March 30, 1995, to read as follows:

                    Within a reasonable time before any shareholder meeting, the Committee shall provide the Participant with a form necessary to indicate his vote as to any specific or general matter to be considered by the stockholders at such meeting.

                                         II.

               Except as herein amended, the Plan shall remain in full force and effect.

               EXECUTED in multiple originals in Avondale, Louisiana, this 5th day of April, 1995.


                                             AVONDALE INDUSTRIES, INC

                                             BY: /s/Thomas M. Kitchen
                                                 --------------------
                                               Thomas M. Kitchen, Secretary

          ATTEST

	  /s/Jackie H. Walker
          -------------------
          Jackie H. Walker
	  (Corporate Seal)

          ADMINISTRATIVE COMMITTEE OF        TRUSTEES OF THE AVONDALE
          THE AVONDALE INDUSTRIES, INC.      INDUSTRIES, INC. EMPLOYEE
          EMPLOYEE STOCK OWNERSHIP PLAN      STOCK OWNERSHIP PLAN TRUST


          /s/Blanche S. Barlotta	     /s/Blanche S. Barlotta
	  ----------------------	     ----------------------
	  Blanche S. Barlotta, Member        Blanche S. Barlotta, Trustee


          /s/ Eugene E. Blanchard            /s/ R. D. Church
          -----------------------            ----------------
          Eugene E. Blanchard, Member        R. Dean Church, Trustee


          /s/ R. D. Church                   /s/ Rodney J. Duhon
          ----------------                   -------------------
          R. Dean Church, Member             Rodney J. Duhon, Trustee


          /s/ Rodney J. Duhon
          -------------------
          Rodney J. Duhon, Jr., Member


          /s/ Ernest F. Griffin, Jr.
          --------------------------
          Ernest F. Griffin, Jr., Member



          Sworn to and subscribed before me,
          Notary Public, on this 5th day of
          April, 1995.


          /s/ A. Blomkalns
          ----------------
          A. Blomkalns

          NOTARY PUBLIC